SSGA Active Trust

SPDR SSGA Income Allocation ETF

(the “Fund”)

Supplement dated August 2, 2018 to the Summary Prospectus

dated October 31, 2017, as supplemented

Effective immediately, Lorne Johnson no longer serves as a portfolio manager to the Fund. Accordingly, all references to Lorne Johnson are deleted. Timothy Furbush, Michael Martel and Jeremiah Holly will continue to serve as portfolio managers of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPSPSATI2018